First Quarter 2012 Investor Presentation Exhibit 99.1

Cautionary Statements
Cautionary Statements

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management of Ameris Bancorp (the “Company”) uses these non-GAAP measures in its analysis of the Company’s performance. These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management believes that investors may use these non-GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Tangible common equity and Tier 1 capital ratios are non-GAAP measures. The Company calculates the Tier 1 capital using current call report instructions. The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company. These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies.
This presentation may contain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made.
The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are referred to the Company’s periodic filings with the Securities and
Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition.

Ameris Bancorp

Huntsville
Greenville
Spartanburg
SOUTH CAROLINA
Columbia
Birmingham
Atlanta
Augusta
GEORGIA
Columbus
ALABAMA
Charleston
Macon
Montgomery
Savannah
Albany
Dothan
MOULTRIE
Mobile
Tallahassee
Jacksonville
FLORIDA
Orlando
Tampa
Ft. Myers
Miami

Corporate Profile
Corporate Profile
• Headquartered in Moultrie, Georgia
• Founded in 1971 as the American Banking
Company
• Historically grown through acquisitions of smaller
banks in areas close to existing operations
• Recent growth through de novo expansion
strategy and 9 FDIC-assisted transactions
• Four state footprint with 67 offices
• Approximately 830 FTEs managing 200,000 core
customer accounts
• Assets – $3.0 billion
Loans – $2.0 billion
Deposits – $2.7 billion

Experienced Management Team
Experienced Management Team

NAME / POSITION
EXPERIENCE
(Banking / Ameris)
PREVIOUS
EXPERIENCE
Edwin W. Hortman Jr.
Chief Executive Officer
31/13
Colony Bankcorp, Inc.
Andrew B. Cheney
EVP & Chief Operating Officer
35/2
Barnett Bank, Mercantile Bank
Dennis J. Zember Jr.
EVP & Chief Financial Officer
18/6
Flag Financial Corporation
Jon S. Edwards
EVP & Chief Credit Officer
27/12
NationsBank, Federal Reserve
Stephen A. Melton
EVP, Chief Risk Officer
31/1
Columbus Bank & Trust (lead bank SNV)
Cindi H. Lewis
EVP, Chief Administrative Officer
35/35
Officer at Ameris Bank since 1987
T. Stan Limerick
EVP, Chief Information Officer
7/1
Whitney National Bank
Management and Board Ownership of Approximately 7%

Current Focus
Current Focus
Position Ameris Bank as a Consolidator in our 4 Southeastern States
of potential deals.  Interest in both Strategic (builds market share) and Financial (builds excess
TCE and T1 capital)
-Traditional M&A – Rapidly growing pipeline of opportunities in our footprint on larger, thinly capitalized institutions
Accelerate transition out of this cycle to above average ROA and ROE
-Build momentum on growing earning assets and additional revenue opportunities
-Build unique non-interest lines of businesses to drive non-interest income over 1.00% of total assets by 2013
-Gain operating leverage from continued consolidation.  Significantly reduce non-provision credit related costs such that strong PTPP earnings drive higher EPS
Continue Improving Credit Quality
-Continue to manage strategies that restore historic quality to our Balance Sheet
-Reduce credit-related operating expenses incrementally throughout 2012.

FDIC Assisted acquisitions – Slowing pipeline of opportunities but our markets still have majority
-

• Diversified loan portfolio across five regions
– Inland Georgia – 51%
– Coastal Georgia – 16%
– Alabama – 8%
• In-house lending limit of $7.5 million versus $75 million legal limit
– 5 loans greater than $5 million
• Loan participations less than 1.00% of total loans
• Low average loan size ($81k)
• Aggressive management of concentrations of credit
•
Top 25 relationships
are only 10.9% of total loans
Loan Portfolio Detail
Loan Portfolio Detail

Loan Portfolio Detail – 3/31/12
– South Carolina – 12%
– Florida – 13%
Loan Type
Average Loan
Size Average Rate
Commercial R/E $    339,377 5.53%
C&D 107,866 5.43
Residential 69,967 5.93
C&I 54,612 5.35
Consumer 6,969 6.69
Agriculture 101,177 5.93
Total $     80,789 5.68%

Ameris Bancorp

Misc.
$2.0
$0.0
Spec / model homes
$2.1
$0.2
Pass Grade
Classified
Owner Occupied
$3.3
$0.0
Commercial construction
$7.6
$0.0
Raw - agriculture
$7.7
$0.5
Pre-sold homes
$8.0
$0.3
Subdivisions
$7.4
$2.6
Raw land - residential
$12.2
$4.2
Raw land - commercial
$24.3
$2.1
Buildable lots
$33.6
$3.8
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0

Land / Golf Courses
$0.0
Auto Dealerships
$4.0
$0.0
Misc
$5.7
$0.1
Comm / Res Rental
$12.0
$0.1
Pass Grade
Classified
Restaurant / C-stores
$14.6
$0.1
Strip Centers
$24.6
$0.3
Hotels / Motels
$20.3
$5.1
Warehouse
$36.8
$5.1
Retail Properties
$41.7
$1.1
Apartments
$39.6
$7.0
Offices
$42.4
$4.5
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
$50.0

C&D and CRE Detail
C&D and CRE Detail
(in millions) (in millions)

C&D Portfolio
C&D Portfolio
CRE Portfolio (Non Owner-Occupied)
CRE Portfolio (Non Owner-Occupied)
- 50% of our CRE portfolio
is owner-occupied
- Average CRE loan is $339k
Data as of  3/31/12; excludes covered loans
- C&D ONLY 6% OF LOAN PORTFOLIO
- Reduced exposure by $272mm or 69%
since peak
- Average LTV is 66%
- 38% of all 2011 and 2010 NCO’s

100
75
50
25
0
$90
$92
$88
$79
$68
$61
$59
$70
$52
$30
$41
$49
$52
$57
$59
$51
$47
$37
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
NPLs
OREO

AGRE Land, $0.30 , 1%
RRE Land, $10.20 , 28%
Subdiv & lots, $6.10 , 17%
SFR, $1.30 , 4%
CML Properties, $10.00 , 27%
CML Land, $8.50 , 23%

Credit Quality
Breakdown of OREO by Type
• Values are appropriate for sale to end users.
• 1Q 2012 Disposal activity – More aggressive
posture resulted in a $31.2 million reduction in
classified assets at 63%, net of reserves.
Trends in NPA’s
OREO
• NPLs down 43% from their peak levels over
2 years ago.
• In-migration of new non-accrual loans
reduced significantly from past levels.

Ameris Bancorp

$60.0
$45.0
$30.0
$15.0
$0.0
$25.6
$35.8
$55.4
$24.3
$35.6
$28.9
$17.2
$10.9
$9.0
$14.1
$24.1
$12.5
2Q 09
3Q 09
4Q 09
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12

Credit Cycle
Credit Cycle

• Only $32.8 million of accruing substandard
loans at September 2011.  Down 55% from
the peak in June 2009.
• Non-Accrual loans held at 41.3% of original
appraisal (51.7% of original loan amount, net
of related reserves).
(1)  Cumulative losses defined as provision for loan losses plus  (gains)/losses on the sale of OREO
(2)  Net Book balance of classified loans and non-accruing loans is net of specific LLRs
In-Migration of New Problem Loans
(1)
Conservative Carrying Values of Classified Assets
(2)
• 45% Decline – In-migration of new non-
accrual loans down significantly in 2011 over
2010.
• 4
th
quarter 2011 increase in in-migration was
concentrated in several larger relationships.
All have resolution strategies implemented.
• Management anticipates lower in-migration
for 2012 over 2011 levels, although not
visually linear.
$49.8
$102.1
$30.5
$43.5
$0
$90
$180
Classified - Accruing 62.7% Non-Accruing            41.3%
Original Appraisal Current Book Balance

First Quarter Update
First Quarter Update

(1) Excludes covered assets, where applicable
dollars in millions, except per share data
Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12
BALANCE SHEET
Assets $2,918 $2,857 $3,010 $2,994 $3,043
Loans, net 1,837 1,812 1,929 1,868 1,949
Tang Common Equity / Assets 7.51% 7.78% 7.96% 7.96% 7.95%
Tangible Book Value $9.20 $9.34 $10.08 $10.06 $10.15
PERFORMANCE
Pre-tax, pre-credit earnings $12,593 $13,491 $15,433 $15,030 $13,634
Diluted earnings per share 0.02 0.06 0.66 0.01 0.19
Net interest margin (TE) 4.04% 4.21% 4.44% 5.21% 4.48%
Efficiency ratio 69.59 65.08 47.75 72.76 62.28
CREDIT QUALITY
(1)
NPAs / Assets 4.48% 4.27% 3.77% 4.05% 3.03%
NCOs / Avg loans 1.88 2.50 1.98 2.48 5.79
Reserves / Loans 2.63 2.54 2.57 2.64 2.17
Reserves / NPLs 51.82 57.02 59.66 49.64 54.90

Revenue Growth
• 2011 revenue gains boosted by improved net interest margins from deployment of short-term assets
• 2012-2015 strategy demands:
• Diversification of revenue with more emphasis on highly profitable non-interest income LOB’s that enhance ROA and reduce burden on capital leverage
• Protect our advantage from strong net interest margins with emphasis on creating a highly favorable funding mix.

Revenue growth through this cycle with
opportunistic strategies:
• 27.4% - CGR for mortgage related revenue
• 23.6% - CGR for debit interchange fees
• 7.8% - CGR for analysis and overdraft fees
• 2011 revenue gains boosted by improved net interest margins from deployment of short-term assets
• 2012-2015 strategy demands:
• Diversification of revenue with more emphasis on highly profitable non-interest income LOB’s that enhance ROA and reduce burden on capital leverage
• Protect our advantage from strong net interest margins with emphasis on creating a highly favorable funding mix.
15.0% compounded annual growth rate in total
revenue over the last three years
Revenue has grown twice as fast as earning assets
Significant amount of assets that will be deployed
over the next 3 years that will significantly boost
revenue and earnings.

$1,200
$1,000
$800
$600
$400
35.0%
25.0%
15.0%
Deposits costing less than 0.25% (in millions)
% of total funding
25%
34%
$539
$524
$539
$630
$685
$688
$734
$779
$922
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12

DDA, 17%
MMDA, 23%
Retail Time, 30%
NOW & Sav, 27%
Brokered, 2%

Local Deposit Customers
Local Deposit Customers
Drive Profitability & Long Term Franchise Value Drive Profitability & Long Term Franchise Value

• 40.7%
- Growth rate in Non-interest Bearing Demand during last 12 months
• 63.2%
- Percentage of deposits in retail oriented transaction style accounts
• 98.0%
- Percentage of Bank’s total funding through deposits that “walks through our front doors” (1Q ‘12)
Deposit Composition – 3/31/12 “Zero” cost deposits – 3/30/12
“Zero” cost deposits include non-interest bearing checking, NOW accounts and Savings accounts that cost less than 0.25%
and are deemed to have very little sensitivity to changing interest rates..

Strong Core Operating Performance
Strong Core Operating Performance

(1) Credit expenses include provision, OREO losses, problem loan expense and interest reversals on non-accrual loans
(2) Ameris Bank net interest margin on a fully taxable-equivalent basis, excludes H/C level TRUPs
.
• 14.0% - Annualized Return on Tangible Equity
– Adjusting PTPP amounts above for foregone compensation,
normalized FDIC insurance and remaining consolidation efficiencies.
• 17.8% -
Net reduction in normalized operating expenses (normalizes non-provision credit costs & “excess” FDIC insurance totals
$24.7 million (annualized) compared to foregone compensation of $6.6 million (annualized))
Pre-Tax, Pre-Credit Earnings
(1)
($000s) Net Interest Margin
(2)
(%)
Earnings Power
•
28.3% - Average Growth rate in PTPP (2 years)
–
Strong results, driven by cost containment and contribution from eight acquisitions during the eight quarters covered.  Both strategies are still effective and management believes will continue to provide growth opportunity.

FDIC-Assisted Acquisitions
FDIC-Assisted Acquisitions

• Line of business - experienced teams managing workout of assets, fair value accounting and data conversions
• Self-capitalizing - acquisition gain plus subsequent earnings have capitalized approximately 5.50% of acquired assets
• Serious about Cost Savings – 10 of the 25 offices acquired have been closed or are scheduled to close before EOY 2012
Bank
Acquisition
Date
Assets, FV Deposits, FV Discount Bid
Deposit
Premium
Pretax Gain/
(Goodwill)
American United Bank Oct-09 120,994 100,470 (19,645) 262 12,445
United Security Bank Nov-09 169,172 141,094 (32,615) 228 26,121
Satilla Community Bank May-10 84,342 75,530 (14,395) 92 8,208
First Bank of Jacksonville Oct-10 77,705 71,869 (4,810) - 2,382
Tifton Banking Company Nov-10 132,036 132,939 (3,973) - (955)
Darby Bank & Trust Nov-10 598,204 386,958 (45,002) - 4,211
One Georgia Bank Jul-11 184,344 160,711 (22,500) - 7,945
High Trust Bank Jul-11 183,880 170,967 (33,500)
-
18,922
Central Bank Georgia Feb-12 261,289 261,036 (33,900) - 20,037
1,811,966 1,501,574 (210,340) 582 99,316

Ameris Bancorp

11.00
9.00
7.00
$9.94
$9.43
$9.35
$9.22
$9.20
$9.34
$10.08
$10.06
$10.15
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12

20.00%
16.00%
12.00%
8.00%
4.00%
13.38%
18.08%
18.01%
17.62%
17.82%
18.21%
18.45%
18.77%
19.01%
9.26%
12.19%
12.01%
11.05%
10.15%
10.58%
10.59%
10.88%
10.93%
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
2Q 11
3Q 11
4Q 11
1Q 12
Tier 1 Risk Based Capital
Tier 1 Leverage

Significant Capital Strength
Significant Capital Strength
(1) Tangible book value per share adjusted for stock dividends

Stable Tangible Book Value per Share
Significant Capital left to Leverage
• 9.51% - Proforma Tier 1 capital assuming TARP
repayment
• 7.95% Proforma TCE / TA assuming TARP
repayment
•
Additional growth of $1.11 billion possible
(leverages T1 Leverage to 8.00%) with no
additional earnings or capital raise
• 8.7% increase in TBV over the past year
• Successfully earned our way through the
economic cycle with strong core earnings from
our “core/relationship” oriented balance sheet

Ameris Bancorp

170
130
90
50
137
159
155
151
148
153
150
139
130
127
119
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

170
145
120
95
70
148
162
156
158
157
144
145
137
131
130
126
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Potential Consolidation Opportunities
Potential Consolidation Opportunities
(data for banks in our four state footprint) (data for banks in our four state footprint)
“Loss-Share” M&A Opportunities
(2)
(1)
Banks in Ga, Fl, Al and SC with Texas Ratio over 50% but below 100%.  Total assets under $2 billion. Excludes banks with covered assets
(2)
Banks in Ga, Fl, Al and SC with Texas Ratio over 100%.  Total assets under $2 billion.  Excludes banks with covered assets

Traditional M&A Opportunities
(1)
“Traditional” M&A
• 20% of all banks under $2 billion in our four states have Tx ratio between 50% and 100%
• Some improvement in number of “problem” banks, but almost
always from deleveraging vs. new capital or earnings growth
•Credit marks in purchase transaction are very punitive given levels of classified assets and limit acquirers ability to maintain
TBV levels in recapitalization
• These banks are receiving significant pressure from regulatory agencies to strategically develop sources of capital and a rapid path to profitability.
• Similar in average assets to “loss share” M&A opportunities
“Loss-Share” M&A
•
20% of all banks under $2 billion in our four states have Tx ratio over 100%
• Majority remaining are smaller banks where consolidation
opportunities would favor Ameris Bank
• Average assets of approximately $250 million
• Intense regulatory pressure to “make something happen” on
capital levels and problem assets
• Average Tier 1 leverage (incl h/c debt) of approximately 5.00%

First Quarter 2012 Investor Presentation